UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 30, 2005


                                 FANTATECH, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                     0-24374                  62-1690722
----------------------------  ------------------------  ------------------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong               Not applicable
-----------------------------------------------         ----------------------
(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (852) 2302 1636
           -----------------------------------------------------------



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement

In connection with the full repayment of certain short-term loans by Shenzhen Digitainment Co., Ltd. ("Shenzhen Digitainment"), an indirect wholly-owned subsidiary of the Company, on November 28, 2005, the Company were notified that Shenzhen Digitainment's application for a new short-term loan of approximately $2,466,091 from Shenzhen Development Bank Limited, a commercial bank in the City of Shenzhen, China, had been granted. The disclosure set forth below under Item 2.03, "Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant," is hereby incorporated by reference into this Item 1.01.


Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 28, 2005, Shenzhen Digitainment was notified that its application for a short-term loan in the principal amount of approximately $2,466,091 (the "Loan") had been officially approved and granted by the Shenzhen Development Bank Limited ("SDB"). The Loan is unsecured and accrues interest at an annual rate of 5.58%. Accrued interest payments are due on the 20th day of each month, and all accrued interest and principal are due one year from the date the funds are received. The Loan was guaranteed by an affiliate of the Company, Shenzhen Huaqiang Holdings Co. Ltd. ("SHQ"). The Chairman and the CEO of the Company are also the Chairman and the President of SHQ. The Loan was intended to replace, in part, certain short-term loans obtained by Shenzhen Digitainment in July, August and September of 2005.

On November 23, 2005, Shenzhen Digitainment repaid in full the principal and accrued interest on the short-term loans aggregating approximately $1,853,683, granted in July and August of 2005 by the financial clearing center ("FCC") operated by SHQ. An FCC resembles an internal bank which accepts deposit from and grants loans to its members at the prevailing market rate of interests. The loans from SHQ's FCC were unsecured, due and payable in one year at an interest rate of 5.58% per annum, and were guaranteed by SHQ.

On November 26, 2005, Shenzhen Digitaintment repaid in full the principal and accrued interest on the short-term loan of approximately $2,224,419 granted on September 29, 2005 by the FCC operated by Shenzhen Huaqiang Technology Co., Ltd. ("SHT"), another affiliate of the Company. The loan from SHT's FCC was unsecured, due and payable on December 29, 2005 at an interest rate of 5.22% per annum, and was guaranteed by SHT. SHT is a significant (20.7%) shareholder of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits


(c)            Exhibits:

          A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     FANTATECH INC.
                                           ---------------------------------
                                                      (Registrant)


Dated:  November 30, 2005                  By: /s/ GUANGWEI LIANG
                                               ---------------------------------
                                                        Guangwei Liang
                                                   Chief Executive Officer

                                  INDEX TO EXHIBITS



Exhibit
Number         Description
---------      -----------

99.1 Short Term Loan Agreement by and between Shenzhen Digitainment Co., Ltd. and Shenzhen Development Bank Limited for RMB20,000,000, dated November 24, 2005.